Name
Regular
Cycle
long-term
Cycle
Abitibi-Consolidated Inc
A
-
Aeterna Laboratories Inc.
AEL
-
Agnico-Eagle Mines Limited
AGE
-
Agrium Inc.
AGU
-
Air Canada
AC
-
Alcan Aluminium Limited
AL
-
Angiotech Pharmaceuticals
ANP
-
ATI Technologies Incorporated
ATY
-
Ballard Power Systems Inc.
BLD
-
Bank of Montreal
BMO
LBM - ZBM
Bank of Nova Scotia (The)
BNS
LBQ - ZBQ
Barrick Gold Corporation
ABX
-
BCE Emergis Inc.
IFM
-
BCE Inc.
BCE
LBC
BioChem Pharma Long Term
-
VCQ
Biomira Inc.
BRA
-
Biovail Corporation
BVF
-
Bombardier Inc.
BBD
LBB - ZBB
Brascan Cl. A
BNN
-
CAE Inc.
CAE
-
Canada LifeFinancial Corporation
CL
-
Canadian Imperial Bank of Commerce
CM
-
Canadian National Railway Company
CNR
-
Canadian Natural Resources Limited
CNQ
-
Canadian Pacific Limited
-
VPE
Canadian Pacific Railway Limited
CP
-
Canadian Tire Corp. Ltd
CTR
-
Canadien Pacific Ships
TEU
-
Cascades Inc.
CAS
-
Celestica Inc.
CLS
-
CGI Inc. (Group)
GIB
-
Cognos Inc.
CSN
-
Cott Corp.
BCB
-
Descartes Systems Group Inc. (The)
DSG
-
Dofasco Inc.
DFS
-
Domtar Inc.
DTC
-
Enbridge Inc.
ENB
-
EnCanaCorporation
ECA
-
Exfo Electro Optical Engineering
EXF
-
Fairmont Hotels and Resorts
FHR
-
Goldcorp Inc.
G
-
Hurricane Hydrocarbons Cl. A
HHL
-
Husky Energy
HSE
-
Imperial Oil Limited
IMO
-
Inco Limited
N
-
JDS Uniphase Canada Ltd.
JDU
-
Loblaw Companies Ltd.
L
-
Magna International Inc
MG
-
Manulife Financial Corporation
MFC
-
MDS Inc.
MDS
-
Meridian Gold
MNG
-
Methanex Corporation
MX
-
Moore Corporation Ltd.
MCL
-
National Bank of Canada
NA
LNA - ZNA
Nexen Inc.
NXY
-
Noranda Inc.
NRD
LRD
Nortel Networks Corporation
NT
LNT - ZNT
NOVA Chemicals Corporation
NCX
-
Petro-Canada
PCA
-
Placer Dome Inc.
PDG
-
Power Corporation of Canada
POW
-
Precision Drilling Corporation
PD
-
QLT Phototherapeutics Inc.
QLT
-
Research in Motion Limited
RIM
-
Rogers Communications Inc.
RCI
-
Royal Bank of Canada
RY
LRY - ZRY
Shaw Comm. Cl. B
SJR
-
Sun Life Financial
SLC
-
Suncor Energy Inc.
SU
-
Talisman Energy Inc.
TLM
-
TELUS Corporation
T
-
Thomson Corporation (The)
TOC
-
Toronto-Dominion Bank (The)
TD
LTD
TransAlta Corporation
TA
-
TransCanada PipeLines Ltd.
TRP
-
Trizec Canada
TZC
-
Trizec Hahn Old
TZQ
-
Zarlink Semiconductor inc.
ZL
-